EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K for the year ended October 31, 1998 into the Company's previously filed Registration Statements on Form S-8 (File Numbers 33-20437 and 33-61322) and Form S-3 (File Number 333-24527).




                                                  /s/ARTHUR ANDERSEN LLP
                                                  ARTHUR ANDERSEN LLP


St. Louis, Missouri
January 6, 1999